UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20459

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report:  February 17, 2022

(Date of earliest event reported)

LTC PROPERTIES, INC.

(Exact name of Registrant as specified in its charter)

Maryland	1-11314	71-0720518
(State or other jurisdiction of	(Commission file number)	(I.R.S. Employer
incorporation or organization)		Identification No)

2829 Townsgate Road, Suite 350

Westlake Village, CA 91361

(Address of principal executive offices)

(805) 981-8655

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $.01 par value	LTC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

This Amendment No. 1 to Form 8-K (this "Amendment") is being filed by LTC Properties, Inc. ("LTC") to correct clerical errors on one slide in the Supplemental Information Package attached as Exhibit 99.2 to the Current Report on Form 8-K filed by LTC with the Securities and Exchange Commission on February 17, 2022. The corrected Supplemental Information Package is attached as Exhibit 99.2 to this Amendment. On slide 17 of the Supplemental Information Package, the amount of Contractual 4Q21 Rent and Mortgage Interest Collected should read "Collected, 94.5% - $34,089" (instead of "Collected, 97.3% - $72,114"), "Abated, 2.0% - $720" (instead of "Abated, 1.0% - $720"), and "Deferred, 3.5% - $1,268" (instead of "Deferred, 1.7% - $1,268"). No other changes have been made to the Supplemental Information Package or this Current Report on Form 8-K.

Item 2.02. — Results of Operations and Financial Condition

On February 17, 2022, LTC Properties, Inc. announced the operating results for the three months ended December 31, 2021. The text of the press release and the supplemental information package are furnished herewith as Exhibits 99.1 and 99.2, respectively, and are specifically incorporated by reference herein.

The information in this Form 8-K and the related information in the exhibits attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section and shall not be incorporated by reference into any filing of LTC under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01. — Financial Statements and Exhibits

99.1	Press Release issued February 17, 2022 (previously furnished as Exhibit 99.1 to this Current Report on Form 8-K filed by LTC on February 17, 2022).

99.2	LTC Properties, Inc. Supplemental Information Package for the period ending December 31, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

LTC PROPERTIES, INC.

Dated: February 17, 2022	By:	/s/ WENDY L. SIMPSON
Wendy L. Simpson
Chairman & CEO